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                                                                    EXHIBIT 23.1



EXHIBIT B. CONSENT OF INDEPENDENT AUDITORS


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-83440) pertaining to the 401(k) Profit Sharing Plan of Hugoton Energy Corporation of our report dated June 20, 1997, with respect to the financial statements and schedules of the Hugoton Energy Corporation 401(k) Profit Sharing Plan included in this Annual Report (Form 11-K), for the year ended December 31, 1996.


                                              ERNST & YOUNG LLP


Wichita, Kansas
June 27, 1997